American Century Mutual Funds, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated August 2, 2019 ■ SAI dated August 1, 2019

The following replaces the second and third paragraphs of the Debt Securities section on page 8 of the statement of additional information.

The value of debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Except for Balanced, which may invest 5% of the fixed income portion of its assets in securities rated below investment-grade, debt securities generally will be limited to investment-grade obligations. Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the fund’s advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

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